EXHIBIT 10.16
SUPPLEMENTAL INDENTURE
     Supplemental Indenture (this “Supplemental Indenture”) dated as of February 6, 2007, among, MetroPCS Massachusetts, LLC, a Delaware limited liability company (“MetroPCS Massachusetts”), MetroPCS Nevada, LLC, a Delaware limited liability company (“MetroPCS Nevada”), MetroPCS New York, LLC, a Delaware limited liability company (“MetroPCS New York”), MetroPCS Pennsylvania, LLC, a Delaware limited liability company (“MetroPCS Pennsylvania”; and collectively with MetroPCS Massachusetts, MetroPCS Nevada and MetroPCS New York, the “Guaranteeing Subsidiaries”), each a subsidiary of MetroPCS Wireless, Inc. (or its permitted successor), a Delaware corporation (the “Company”), the Company, the other Guarantors (as defined in the Indenture referred to herein) and The Bank of New York Trust Company, N.A., as trustee under the Indenture referred to below (the “Trustee”).
WITNESSETH
     WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of November 3, 2006 providing for the issuance of 9 1/4% Senior Notes due 2014 (the “Notes”);
     WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and
     WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
2. Agreement to Guarantee. The Guaranteeing Subsidiaries hereby agree to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture, including but not limited to Article 10 thereof.
4. No Recourse Against Others. No past, present or future director, officer, employee, incorporator, stockholder or agent of the Guaranteeing Subsidiaries, as such, shall have any liability for any obligations of the Company or any Guaranteeing Subsidiary under the Notes, any Note Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.
5. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
6. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
7. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.
8. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.
Dated: February 6, 2007

METROPCS MASSACHUSETTS, LLC
METROPCS NEVADA, LLC
METROPCS NEW YORK, LLC
METROPCS PENNSYLVANIA, LLC

By:	/s/ Roger D. Linquist

Name: Roger D. Linquist
Title: President and Chief Executive Officer

METROPCS WIRELESS, INC.

By:	/s/ Roger D. Linquist

Name: Roger D. Linquist
Title: President and ChiefExecutive Officer

METROPCS AWS, LLC METROPCS, INC.
METROPCS CALIFORNIA, LLC
METROPCS FLORIDA, LLC
METROPCS GEORGIA, LLC
METROPCS MICHIGAN, INC.
METROPCS TEXAS, LLC
GWIPCS1, INC.
METROPCS COMMUNICATIONS, INC.

By:	/s/ Roger D. Linquist

Name: Roger D. Linquist
Title: President and Chief Executive Officer

The Bank of New York Trust Company, N.A., as Trustee

By:	/s/ Lori Riley, AVP

Authorized Signatory